American Beacon ARK Transformational Innovation Fund

Supplement dated September 27, 2017
to the
Prospectus and Summary Prospectus dated January 27, 2017, as previously supplemented or amended
During the fiscal year ended June 30, 2017, the Fund invested in a Delaware statutory trust ("Bitcoin Investment Trust") that invests principally in bitcoins.  The Fund has contributed its holdings in the Bitcoin Investment Trust (accounting for less than 10% of the value of its total assets) to a wholly owned subsidiary organized under Delaware law (the "Delaware Subsidiary").  In the future, the Fund will seek to gain additional exposure to the Bitcoin Investment Trust by investing up to 25% of the value of its total assets (less the percentage of that value invested in the Delaware Subsidiary) in a wholly owned subsidiary organized under the laws of the Cayman Islands.  Therefore, effective as of the date of this supplement, the following changes are made:

1)	In the "Fund Summary - American Beacon ARK Transformational Innovation Fund - Principal Investment Strategies" section, the following is added following the eighth paragraph:

The Fund may invest indirectly in bitcoins through a Delaware statutory trust, which issues shares that are registered with the Securities and Exchange Commission under the Securities Act of 1933 ("Bitcoin Investment Trust").  Bitcoins are a digital commodity that is not issued by a government, bank or central organization.  Bitcoins exist on an online, peer-to-peer computer network (the "Bitcoin Network") that hosts a public transaction ledger where bitcoin transfers are recorded (the "Blockchain").  Bitcoins have no physical existence beyond the record of transactions on the Blockchain. The Bitcoin Investment Trust invests principally in bitcoins.

The Fund recently contributed its holdings in the Bitcoin Investment Trust (accounting for less than 10% of the value of its total assets) to a wholly owned subsidiary organized under Delaware law (the "Delaware Subsidiary") in a transaction that qualified as a tax-free transfer of property to a controlled corporation.  The Delaware Subsidiary will not make any additional investment in Bitcoin Investment Trust shares.  Any gains that the Delaware Subsidiary recognizes on future sales of the contributed Bitcoin Investment Trust shares will be subject to federal corporate income tax, but the dividends that the Delaware Subsidiary pays to the Fund (i.e., those gains, net of the tax paid and any other expenses of the Delaware Subsidiary, such as its management and advisory fees) will be qualifying income for purposes of a source-of-income requirement set forth in Subchapter M of Chapter 1 of Subtitle A ("Subchapter M") of the Internal Revenue Code of 1986, as amended ("Internal Revenue Code"), and will be eligible to be treated as "qualified dividend income" under the Internal Revenue Code.  The Manager will reimburse the Fund for any tax liability incurred by the Delaware Subsidiary in connection with the sale of those shares of the Bitcoin Investment Trust by the Delaware Subsidiary.

In the future, the Fund will seek to gain additional exposure to the Bitcoin Investment Trust and other investments that may not produce qualifying income for the Fund under the Internal Revenue Code, including, potentially, other pooled investment vehicles that provide exposure to digital commodities, by investing up to 25% of the value of its total assets (less the percentage of that value invested in the Delaware Subsidiary) in a wholly owned subsidiary recently organized under the laws of the Cayman Islands (the "Cayman Subsidiary").  The Delaware Subsidiary and the Cayman Subsidiary each referred to herein as a "Subsidiary".  Additional information regarding the tax treatment of the Fund and the Subsidiaries is provided in the "Tax Information" section of the SAI.

Generally, each Subsidiary invests primarily in the Bitcoin Investment Trust, but also may, potentially, invest in other pooled investment vehicles that provide exposure to digital commodities. The Fund will invest in each Subsidiary within the limitations of the federal tax law, rules and regulations that apply to "regulated investment companies" under Subchapter M ("RICs").  Unlike the Fund, the Subsidiaries may invest without limitation in the Bitcoin Investment Trust and other pooled investment vehicles that provide exposure to digital commodities.  However, the Fund and the Subsidiaries comply with the same fundamental investment restrictions on an aggregate basis, and each Subsidiary follows the same compliance policies and procedures as the Fund, to the extent those restrictions, policies and procedures are applicable to the investment activities of a Subsidiary. Unlike the Fund, each Subsidiary does not, and will not, seek to qualify as a RIC. The Fund is the sole shareholder of each Subsidiary and does not expect shares of a Subsidiary to be offered or sold to other investors.

2)	In the "Fund Summary - American Beacon ARK Transformational Innovation Fund - Principal Risks " section, the following is added following "Asset Selection Risk":

Bitcoin Risk
The value of the Fund's investment in the Bitcoin Investment Trust through the Subsidiaries is subject to fluctuations in the value of bitcoins.  The value of bitcoins is determined by the supply of and demand for bitcoins in the global market for the trading of bitcoins, which consists of transactions on electronic bitcoin exchanges ("Bitcoin Exchanges").  Pricing on Bitcoin Exchanges and other venues can be volatile and can adversely affect the value of the Bitcoin Investment Trust.  Currently, there is relatively small use of bitcoins in the retail and commercial marketplace in comparison to the relatively large use of bitcoins by speculators, thus contributing to price volatility that could adversely affect the Fund's indirect investment in the Bitcoin Investment Trust.  Bitcoin transactions are irrevocable, and stolen or incorrectly transferred bitcoins may be irretrievable. As a result, any incorrectly executed bitcoin transactions could adversely affect the value of the Fund's indirect investment in the Bitcoin Investment Trust. Shares of the Bitcoin Investment Trust may trade at a premium or discount to the net asset value of the Bitcoin Investment Trust.

3)	In the "Fund Summary - American Beacon ARK Transformational Innovation Fund - Principal Risks" section, the following is added following "Small and Mid-Capitalization Companies Risk":

Subsidiaries Risk
By investing in the Subsidiaries, the Fund is indirectly exposed to the risks associated with the Subsidiaries' investments. Those investments are generally similar to the investments that are permitted to be held by the Fund (and in which it has invested directly in the past) and are subject to the same risks that would apply to similar investments if held directly by the Fund. These risks are described in "Bitcoin Risk" above.  There can be no assurance that the investment objective of the Fund or either Subsidiary will be achieved.

The Subsidiaries are not registered under the Investment Company Act of 1940, as amended ("Investment Company Act") and, unless otherwise noted in this Prospectus, are not subject to all the investor protections of the Investment Company Act. In addition, changes in the laws of the United States, Delaware, and/or the Cayman Islands could result in the inability of the Fund and/or one or both of the Subsidiaries to operate as described in this Prospectus and the SAI and could adversely affect the Fund's performance.

Tax Risk
To qualify as a RIC, the Fund must derive at least 90% of its gross income for each taxable year from "qualifying income," which is described in more detail under the "Tax Information" section of the SAI. Income derived from investment in the Bitcoin Investment Trust might not be considered qualifying income. To eliminate the risk of failing to qualify as a RIC for current and future taxable years as a result of investing in the Bitcoin Investment Trust, the Fund will therefore restrict its income and realized gains from direct investments in the Bitcoin Investment Trust to a maximum of 10% of its gross income for each taxable year -- the income and realized gains the Subsidiaries derive therefrom will not be included for this purpose if they are operated as contemplated. The dividends the Delaware Subsidiary pays to the Fund and distributions the Cayman Subsidiary makes to the Fund should be qualifying income.  The Fund's investment in the Cayman Subsidiary is expected to provide the Fund with exposure to the Bitcoin Investment Trust and, potentially, other pooled investment vehicles that provide exposure to digital commodities within the limitations of the federal tax requirements of Subchapter M.

The Internal Revenue Service ("IRS") issued a large number of private letter rulings (which the Fund may not cite as precedent) from 2006 through 2011 that income a RIC derives from a wholly owned foreign subsidiary (a "controlled foreign corporation" or "CFC") (such as the Cayman Subsidiary) that earns income derived from commodities -- the IRS has ruled that bitcoin is "property," which thus could be considered a commodity -- is qualifying income.  However, proposed Treasury regulations published on September 28, 2016, would limit qualifying income for a RIC from a CFC to distributions the CFC makes to the RIC out of its associated earnings and profits for the applicable taxable year. Although the Fund currently expects to receive distributions from the Cayman Subsidiary out of such earnings and profits each taxable year, if in one or more taxable years the Fund did not receive distributions thereof (or received less than all of same) or the IRS concludes that the amounts it did receive were not "distributions" for federal income tax purposes, the Fund might have difficulty in those years satisfying the source-of-income requirement to qualify as a RIC. Additional information regarding the federal income tax treatment by a RIC of income from a CFC is included in the "Tax Information" section of the SAI. The federal income tax treatment of the Fund's income from the Cayman Subsidiary may be materially adversely affected by future legislation, the final version of the abovementioned proposed regulations or of other Treasury regulations, and/or guidance issued by the IRS that could affect whether income from such investments is qualifying income under Subchapter M, or otherwise materially affect the character, timing or recognition, and/or amount of the Fund's taxable income and/or net capital gains and, therefore, the distributions the Fund makes.

4)	In the "Additional Information About the Fund - Additional Information About Risks" section, the following is added following "Asset Selection Risk":

Bitcoin Risk
The value of the Fund's investment in the Bitcoin Investment Trust through the Subsidiaries is subject to fluctuations in the value of bitcoins. The value of bitcoins is determined by the supply of and demand for bitcoins in the global market for the trading of bitcoins, which consists of transactions on Bitcoin Exchanges.  Pricing on Bitcoin Exchanges and other venues can be volatile and can adversely affect the value of the Bitcoin Investment Trust.  Currently, there is relatively small use of bitcoins in the retail and commercial marketplace in comparison to the relatively large use of bitcoins by speculators, thus contributing to price volatility that could adversely affect the Fund's indirect investment in the Bitcoin Investment Trust.  Bitcoin transactions are irrevocable, and stolen or incorrectly transferred bitcoins may be irretrievable. As a result, any incorrectly executed bitcoin transactions could adversely affect the value of the Fund's indirect investment in the Bitcoin Investment Trust. Shares of the Bitcoin Investment Trust may trade at a premium or discount to the net asset value of the Bitcoin Investment Trust.

As bitcoins have grown in both popularity and market size, the U.S. Congress and a number of  federal and state agencies (including the Financial Crimes Enforcement Network (FinCEN), the Securities and Exchange Commission, the Commodity Futures Trading Commission, the Financial Industry Regulatory Authority, the Consumer Financial Protection Bureau, the Department of Justice, the Department of Homeland Security, the Federal Bureau of Investigation, the IRS, and state financial institution regulators) have begun to examine the operations of the network that facilitates bitcoins, bitcoin users and the Bitcoin Exchanges, with particular focus on (1) the extent to which bitcoins can be used to launder the proceeds of illegal activities or fund criminal or terrorist enterprises, (2) the safety and soundness of the Bitcoin Exchange or other service-providers that hold bitcoins for users and (3) other risks to investors and consumers who hold and use bitcoins.  Ongoing and future regulatory actions may alter, perhaps to a materially adverse extent, the value of the Fund's indirect investment in the Bitcoin Investment Trust or the ability of the Bitcoin Investment Trust to continue to operate.

5)	In the "Additional Information About the Fund - Additional Information About Risks" section, the following is added following "Small and Mid-Capitalization Companies Risk":

Subsidiaries Risk
There can be no assurance that the investment objective of each Subsidiary will be achieved. The Subsidiaries are not registered under the Investment Company Act and, unless otherwise noted in this Prospectus, are not subject to all the investor protections of the Investment Company Act. However, the Fund wholly owns and controls the Subsidiaries, and the Fund and the Subsidiaries are managed by the Manager and the sub-advisor pursuant to separate agreements, making it unlikely that the Subsidiaries will take action contrary to the interests of the Fund and its shareholders. The Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investments in the Subsidiaries, and the Fund's role as sole shareholder of the Subsidiaries. Changes in the laws of the United States and/or Delaware, under which the Fund and the Delaware Subsidiary, respectively, are organized, and/or the Cayman Islands, under which the Cayman Subsidiary is organized, could result in the inability of the Fund and/or either or both Subsidiaries to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. For example, the Cayman Islands government has undertaken not to impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Cayman Subsidiary. If Cayman Islands law changes such that the Cayman Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns. Rulemaking by the CFTC or other regulatory initiatives may affect the Fund's ability to use the Cayman Subsidiary to pursue its investment strategies. As of the date of this Prospectus, the potential impact of these initiatives on the Fund is uncertain.

Tax Risk
To qualify as a RIC and receive the "modified pass-through" tax treatment accorded thereto (as described in the SAI), the Fund must, among other things, derive at least 90% of its gross income for each taxable year from sources treated as "qualifying income" under Subchapter M. Although qualifying income does not include income derived directly from commodities -- the IRS has ruled that bitcoin is "property," which thus could be considered a commodity,  and the Fund, therefore will restrict its gross income from direct investments therein to a maximum of 10% of its gross income for each taxable year — the Fund's investment in the Subsidiaries is expected to provide the Fund with exposure to the Bitcoin Investment Trust within the limitations of the federal tax requirements of Subchapter M. The IRS issued a large number of private letter rulings (which the Fund may not cite as precedent) from 2006 through 2011 that income a RIC derives from a wholly owned foreign subsidiary (a "controlled foreign corporation" or "CFC") (such as the Cayman Subsidiary) that earns income derived from  commodities -- the IRS has ruled that bitcoin is "property," which thus could be considered a commodity -- is qualifying income.  However, proposed Treasury regulations published on September 28, 2016, would limit qualifying income for a RIC from a CFC to distributions the CFC makes to the RIC out of its associated earnings and profits for the applicable taxable year. Although the Fund currently expects to receive distributions from the Cayman Subsidiary out of such earnings and profits each taxable year, if in one or more taxable years the Fund did not receive distributions thereof (or received less than all of same) or the IRS concluded that the amounts it did receive were not "distributions" for federal income tax purposes, the Fund might have difficulty in those years satisfying the source-of-income requirement to qualify as a RIC. Additional information regarding the federal income tax treatment by a RIC of income from a CFC is included in the "Tax Information" section of the SAI. . The federal income tax treatment of the Fund's income from the Cayman Subsidiary may be materially adversely affected by future legislation, the final version of the abovementioned proposed regulations or of other Treasury regulations, and/or guidance issued by the IRS that could affect whether income from such investments is qualifying income under Subchapter M, or otherwise materially affect the character, timing or recognition, and/or amount of the Fund's taxable income and/or net capital gains and, therefore, the distributions the Fund makes.  If the Fund were unable to qualify as a RIC for one or more taxable years, it would incur potentially significant federal income tax expense. In certain such instances, its income available for distribution to shareholders would be reduced and all such distributions from current or accumulated earnings and profits would be taxable to them as dividend income.

6)	The following is added as a new section immediately following the "Fund Management - The Sub-Advisor" section:

The Subsidiaries

The Fund may invest up to 25% of the value of its total assets in the Subsidiaries. The Delaware Subsidiary is organized under the laws of Delaware and the Cayman Subsidiary is organized under the laws of the Cayman Islands.  Each Subsidiary is overseen by its own board of directors. The Fund is the sole shareholder of the Subsidiaries. It is not currently expected that shares of either Subsidiary will be sold or offered to other investors. If, at any time, a Subsidiary proposes to offer or sell its shares to any investor other than the Fund, you will receive 60 days prior notice of such offer or sale.

As with the Fund, the Manager and the sub-advisor are responsible for each Subsidiary's day-to-day business pursuant to separate agreements with each Subsidiary. Under these agreements, the Manager and the sub-advisor provide each Subsidiary with the same type of management services, under the same terms, as are provided to the Fund. The Manager and the sub-advisor receive compensation for the services they provide to the Subsidiaries from each Subsidiary separately. The Subsidiaries have also entered into separate contracts for the provision of custody and audit services with the same service providers that respectively provide those services to the Fund.

The Fund's principal investment strategies and principal risks reflect the aggregate principal investment strategies and principal risks of the Fund and the Subsidiaries. The Subsidiaries will be managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund. As a result, when managing and advising the Subsidiaries the Manager and the sub-advisor are subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to applicable Investment Company Act requirements relating to transactions with affiliates, custody, portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of each Subsidiary's portfolio investments. These policies and restrictions are described in detail in the Fund's SAI. The Fund's Chief Compliance Officer oversees implementation of each Subsidiary's policies and procedures and makes periodic reports to the Trust's Board regarding each Subsidiary's compliance with its policies and procedures.

The financial statements of each Subsidiary are consolidated for financial reporting purposes with the Fund's financial statements, which are included in the Fund's annual and semi-annual reports. Those reports are distributed to shareholders, and copies thereof are provided without charge upon request as indicated on the back cover of this Prospectus. Please refer to the SAI for additional information about the organization and management of each Subsidiary.
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American Beacon ARK Transformational Innovation Fund

Supplement dated September 27, 2017
to the
Statement of Additional Information dated January 27, 2017, as previously supplemented or amended
During the fiscal year ended June 30, 2017, the Fund invested in a Delaware statutory trust ("Bitcoin Investment Trust") that invests principally in bitcoins.  The Fund has contributed its holdings in the Bitcoin Investment Trust (accounting for less than 10% of the value of its total assets) to a wholly owned subsidiary organized under Delaware law (the "Delaware Subsidiary").  In the future, the Fund will seek to gain additional exposure to the Bitcoin Investment Trust by investing up to 25% of the value of its total assets (less the percentage of that value invested in the Delaware Subsidiary) in a wholly owned subsidiary organized under the laws of the Cayman Islands.  Therefore, effective as of the date of this supplement, the following changes are made:

1.	The first sentence of the second paragraph of the "Investment Sub-Advisory Agreement" section is deleted and replaced with the following:

The Trust, on behalf of the Fund, and the Manager have entered into an Investment Advisory Agreement with ARK pursuant to which the Fund has agreed to pay ARK an annualized subadvisory fee that is calculated and accrued daily equal to 0.55% on the first $5 billion, 0.525% on the next $5 billion, 0.50% on the next $10 billion and 0.475% thereafter of the Fund's average daily net assets, less the assets invested in the Subsidiaries.

2.	The following is added as the last paragraph of the "Investment Sub-Advisory Agreement" section:

Pursuant to separate agreements, ARK also serves as the sub-advisor of each Subsidiary. ARK is compensated directly by each Subsidiary for its services at a rate equal to the rate at which ARK is compensated by the Fund for serving as the Fund's sub-advisor.

3.	The first sentence of the third paragraph of the "Management, Administration and Distribution Services - The Manager" section is deleted and replaced with the following:

The Management Agreement provides for the Manager to receive an annualized management fee based on a percentage of the Fund's average daily net assets, less the assets invested in the Subsidiaries, that is calculated and accrued daily according to the following schedule:

4.	The following is added following the seventh paragraph of the "Management, Administration and Distribution Services - The Manager" section:

Pursuant to separate agreements, American Beacon Advisors, Inc. also serves as the Manager of each Subsidiary. The Manager is compensated directly by each Subsidiary for its management thereof at a rate equal to the rate at which the Manager is compensated by the Fund for its management thereof.

5.	The first sentence of the "Other Service Providers" section is deleted and replaced with the following:

State Street, located at 1 Iron Street, Boston, Massachusetts 02110, serves as custodian for the Fund and the Subsidiaries.

6.	The following is added following the "Tax Information - Taxation of Certain Investments and Strategies" section:

The Subsidiaries

The Fund may invest indirectly in bitcoins through a Delaware statutory trust, which issues shares that are registered with the Securities and Exchange Commission under the Securities Act of 1933 ("Bitcoin Investment Trust").  The Bitcoin Investment Trust invests principally in bitcoins.  The Fund recently contributed its holdings in the Bitcoin Investment Trust (accounting for less than 10% of the value of its total assets) to a wholly owned subsidiary organized under Delaware law (the "Delaware Subsidiary") in a transaction that qualified as a tax-free transfer of property to a controlled corporation.  The Delaware Subsidiary will not make any additional investment in Bitcoin Investment Trust shares.  Any gains that the Delaware Subsidiary recognizes on future sales of the contributed Bitcoin Investment Trust shares will be subject to federal corporate income tax, but the dividends that the Delaware Subsidiary pays to the Fund (i.e., those gains, net of the tax paid and any other expenses of the Delaware Subsidiary, such as its management and advisory fees) will be qualifying income for purposes of the Gross Income Requirement and will be eligible to be treated as QDI.  The Manager will reimburse the Fund for any tax liability incurred by the Delaware Subsidiary in connection with the sale of those shares of the Bitcoin Investment Trust by the Delaware Subsidiary.

The Bitcoin Investment Trust is treated as a "grantor trust" for federal tax purposes, which means that investors therein are treated for federal tax purposes as directly owning a proportionate share of the underlying assets of the Bitcoin Investment Trust (i.e., bitcoins).  Therefore, in the future, the Fund will seek to gain additional exposure to the Bitcoin Investment Trust and other investments that may not produce qualifying income for the Fund under the Code, including, potentially, other pooled investment vehicles that provide exposure to digital commodities, by investing up to 25% of the value of its total assets (less the percentage of that value invested in the Delaware Subsidiary) in a wholly owned subsidiary recently organized under the laws of the Cayman Islands (the "Cayman Subsidiary").  The Delaware Subsidiary and the Cayman Subsidiary each referred to herein as a "Subsidiary" and are collectively referred to herein as the "Subsidiaries".

Generally, each Subsidiary, which is classified as a corporation for federal tax purposes, invests primarily in the Bitcoin Investment Trust, but also may, potentially, invest in other pooled investment vehicles that provide exposure to digital commodities.  The Fund will invest in each Subsidiary within the limitations of the federal tax law, rules and regulations that apply to RICs.

A foreign corporation, such as the Cayman Subsidiary, generally is not subject to federal income tax unless it is engaged in the conduct of a trade or business in the United States. The Cayman Subsidiary is and will be operated in a manner that is expected to meet the requirements of a safe harbor under Section 864(b)(2) of the Internal Revenue Code, under which it can trade in stocks or securities or certain commodities for its own account without being deemed to be so engaged. If, however, certain of the Cayman Subsidiary's activities do not meet those safe harbor requirements, it might be considered as engaging in such a trade or business. Even if the Cayman Subsidiary is not so engaged, it could be subject to a withholding tax at a rate of 30% on all or a portion of its U.S.-source gross income that is not effectively connected with the conduct of a U.S. trade or business.

The Cayman Subsidiary is treated as a controlled foreign corporation (a "CFC"), and the Fund is a "United States shareholder" thereof. As a result, the Fund is required to include in its gross income each taxable year all of the Cayman Subsidiary's "subpart F income," which generally is treated as ordinary income; it is expected that virtually all of the Cayman Subsidiary's income will be "subpart F income." If the Cayman Subsidiary realizes a net loss, that loss will not be available to offset the Fund's income. The Fund's inclusion of the Cayman Subsidiary's "subpart F income" in its gross income increases the Fund's tax basis in its shares of the Cayman Subsidiary. Distributions by the Cayman Subsidiary to the Fund are not taxable to the extent of its previously undistributed "subpart F income" and reduce the Fund's tax basis in those shares.

Although income derived directly from commodities -- the IRS has ruled that bitcoin is "property," which thus could be considered a commodity -- is not considered Qualifying Other Income, the IRS issued numerous private letter rulings ("PLRs") from 2006 through 2011 that a RIC's inclusion of "subpart F income" from a CFC (such as the Cayman Subsidiary) is Qualifying Other Income. RICs' investments in CFCs for purposes of indirectly investing in commodities (possibly including bitcoins) have become endangered as a result of proposed regulations under the Internal Revenue Code published on September 28, 2016 ("Proposed Regulations"). The Proposed Regulations provide that the subpart F income a RIC is deemed under the Code to constructively derive from a CFC each taxable year -- which, as noted above, those PLRs concluded were Other Qualifying Income -- will no longer be considered such for the RIC, and only distributions the CFC makes to the RIC out of its associated earnings and profits for the applicable taxable year ("Annual E&P") will qualify. Although the Fund expects to receive distributions from the Subsidiary of its Annual E&P each taxable year, if in one or more taxable years the Fund did not receive distributions thereof (or received less than all of same) or the IRS concluded that the amounts it did receive were not "distributions" for federal income tax purposes, the Fund might have difficulty in those years satisfying the Gross Income Requirement.

The federal income tax treatment of the Fund's income from one or both Subsidiaries also may be adversely affected by future legislation, the final version of the Proposed Regulations or of other Treasury Regulations, and/or other guidance issued by the IRS that could affect the character, timing of recognition, and/or amount of the Fund's taxable income and/or net capital gains and, therefore, the distributions it makes. See "-Taxation of the Funds" above regarding the federal income tax consequences if the Fund failed to qualify as a RIC for any taxable year.

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